UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CTC Media, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Annual Meeting of Stockholders of CTC Media, Inc. May 19, 2014, Proxy Voting Instructions

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on Sunday, May 18, 2014.

Vote by Internet

- Go to **www.investorvote.com/CTCM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

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1. Election of Directors to serve a three-year term until the 2017 Annual Meeting:

	For	Withhold		For	Withhold		For	Withhold
01 - Tamjid Basunia	☐	☐	02 - Irina Gofman	☐	☐	03 - Timur Weinstein	☐	☐

	For	Against	Abstain
2. Ratification of the selection by the Audit Committee of Ernst & Young LLC as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2014.	☐	☐	☐
3. Say On Pay	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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Notice of 2014 Annual Meeting of Stockholders Proxy for the Annual Meeting of Stockholders to be held on May 19, 2014 This Proxy is Solicited on Behalf of the Board of Directors of CTC Media, Inc. The undersigned, revoking all prior proxies, hereby appoint(s) Angelo Codignoni, Lorenzo Grabau and Yuliana Slashcheva with the power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of CTC Media, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present, at the Annual Meeting of Stockholders of the Company to be held on Monday, May 19, 2014 at 12:00 p.m., local time (the “Meeting”), or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all nominees and FOR proposals 2 and 3. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or at any postponement or adjournment thereof. (Items to be voted appear on reverse side.) . Proxy — CTC Media, Inc. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of stockholders. The Proxy Statement and Annual Report are available at: www.edocumentview.com/CTCM 2014 Annual Meeting Admission Ticket 2014 Annual Meeting of Stockholders of CTC Media, Inc. May 19, 2014, at 12:00 p.m. Local Time The Offices of WilmerHale Alder Castle, 10 Noble Street London EC2V 7QJ United Kingdom Upon arrival, please present this admission ticket and photo identification at the registration desk. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q